UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of LM Funding America, Inc. 2021 Omnibus Incentive Plan

On October 27, 2021, the Board of Directors (the “Board”) of LM Funding America, Inc. (the “Company”, “we”, or “our”) adopted the LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “Plan” or the “2021 Omnibus Plan”). The Plan authorizes the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and any of our parent and subsidiary corporations’ employees, and the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and any of our future subsidiary corporations’ employees and consultants.

The Plan became effective on October 27, 2021, provided that no options or stock appreciation rights granted under the Plan will be exercisable and no shares or restricted stock units may be granted under the Plan unless and until the Plan has been approved by the stockholders of the Company, which approval must occur on or within twelve (12) months of the date on which the Plan became effective.  Upon the adoption of the Plan, the Board terminated the LM Funding America, Inc. 2015 Omnibus Incentive Plan, provided that such plan will continue to govern outstanding awards previously made under such plan.

The following is a summary of certain terms and conditions of the 2021 Omnibus Plan:

Plan Administration

The 2021 Omnibus Plan is administered by the Board or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the 2021 Omnibus Plan and award agreements entered into with respect to the 2021 Omnibus Plan; to make, change and rescind rules and regulations relating to the 2021 Omnibus Plan; to make changes to, or reconcile any inconsistency in, the 2021 Omnibus Plan or any award agreement covering an award; and to take any other actions needed to administer the 2021 Omnibus Plan.

Eligibility

The Administrator may designate any of the following as a participant under the 2021 Omnibus Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of the Company or our affiliates, and our directors, including our non-employee directors.

Types of Awards

The 2021 Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2021 Omnibus Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the 2021 Omnibus Plan

The 2021 Omnibus Plan provides that  5,000,000 shares of our common stock are initially reserved for issuance under the 2021 Omnibus Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares available for issuance under our 2021 Omnibus Plan will also include an annual increase on the first day of each fiscal year beginning with our 2023 fiscal year (so long as the number of authorized shares of common stock in the Company’s certificate of incorporation has been increased to at least 100,000,000 shares prior to such date), equal to the lesser of:

•	1,000,000 shares;
•	10% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or
•	such other amount as our Board of Directors may determine.

The number of shares reserved for issuance under the 2021 Omnibus Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the 2021 Omnibus Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the 2021 Omnibus Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options and Stock Appreciation Rights.

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option (“ISO”) or non-qualified stock option (“NQSO”), and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

The Administrator may also grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2021 Omnibus Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards.

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2021 Omnibus Plan permits cash incentive awards to be granted under the 2021 Omnibus Plan, we may also make cash incentive awards outside of the 2021 Omnibus Plan.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Performance Goals

For purposes of the 2021 Omnibus Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: basic earnings per common share for our company on a consolidated basis; diluted earnings per common share for our company on a consolidated basis; total stockholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality.. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend equivalent rights.

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. We determine all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other stock-based awards.

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board of Directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2021 Omnibus Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2021 Omnibus Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2021 Omnibus Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2021 Omnibus Plan.

Change of Control

Upon a change of control (as defined in the 2021 Omnibus Plan), in order to preserve a participant’s rights under an award, the Administrator in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any performance Goals, relating to the exercise or realization of the award; (b) provide for the purchase or cancellation of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable (or the cancellation of awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the award in such circumstances); (c) adjust the terms of the award in the manner determined by the Administrator to reflect the change of control; (d) cause the award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of our company.

Non-Employee Directors

Non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under our 2021 Omnibus Plan. To provide a maximum limit on the cash compensation and equity awards that can be made to our non-employee directors, the 2021 Omnibus Plan provides that in any given fiscal year, an outside director may not be granted shares under our 2021 Omnibus Plan with an aggregate grant date fair value, when added to any cash compensation received by the non-employee directors,  of greater than $300,000.

Term of Plan

Unless earlier terminated by the Board, the 2021 Omnibus Plan will terminate on, and no further awards may be granted, after the 10th anniversary of its effective date.

Termination and Amendment of Plan

The Board or the Administrator may amend, alter, suspend, discontinue or terminate the 2021 Omnibus Plan at any time, subject to the following limitations:

•

Our Board of Directors must approve any amendment to the 2021 Omnibus Plan if we determine such approval is required by prior action of our Board of Directors, applicable corporate law, or any other applicable law;

•

Stockholders must approve any amendment to the 2021 Omnibus Plan, which may include an amendment to materially increase the number of shares reserved under the 2021 Omnibus Plan, if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, as amended, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

•	Stockholders must approve any amendment to the 2021 Omnibus Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the 2021 Omnibus Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2021 Omnibus Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2021 Omnibus Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and the Company or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the 2021 Omnibus Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that we adopt, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the 2021 Omnibus Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

*  *  *

The foregoing description of the 2021 Omnibus Plan is summary in nature and is qualified in its entirety by the full text of such plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Adoption of Non-Employee Director Compensation Program

On October 27, 2021, the Board adopted and approved a non-employee director compensation program (the “Non-Employee Director Compensation Program”) that provides for annual retainer fees and equity awards for our non-employee directors. The program was adopted under the 2021 Omnibus Incentive Plan. Under the Non-Employee Director Compensation Program, each non-employee director of the Company receives an annual cash retainer of $60,000 (or $90,000 for audit committee members) payable in arrears in equal quarterly payments, pro-rated for partial years.  Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $60,000 (or $90,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the company’s annual stockholder meeting each year.  The Non-Employee Director Compensation Program also provides for an initial option grant on the date on which a person first becomes a director of the Company with respect to a number of shares equal to $25,000 divided by the exercise price, and it provides for the grant of an option on October 28, 2021 to each non-employee director then serving on the board of directors to purchase a number of shares equal to $60,000 ($75,000 for audit committee members) divided by the exercise price, which was $5.95 per share.  Options granted under the non-employee director compensation program will be subject to accelerated vesting upon a change of control of the Company (as defined in the 2021 Omnibus Plan), and the options granted on October 28, 2021 will be subject to accelerated vesting in the event that the closing price of the Company’s common stock exceeds $12.00 for ten consecutive trading days.  The options granted on October 28, 2021 to the non-employee directors will not be exercisable unless and until the 2021 Omnibus Plan is approved by the Company’s stockholders.

The foregoing description of the Non-Employee Director Compensation Program is summary in nature and is qualified in its entirety by the full text of such program, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Executive Employment Agreements

On October 27, 2021, the Company and Bruce Rodgers entered into an Amended and Restated Employment Agreement under which Mr. Rodgers will continue to serve as the Chief Executive Officer of the Company (the “Rodgers Employment Agreement”).  The Rodgers Employment Agreement provides for an annual base salary of $750,000, and it provides that Mr. Rodgers may be granted annual bonuses at the discretion of the Board of Directors and may participate in the Company’s equity incentive plans on the same terms as other senior executives.  The agreement also provides that, in consideration of the Company’s failure to make quarterly stock grants to Mr. Rodgers as provided in his prior employment agreement, the Company will grant to Mr. Rodgers 48,662 fully vested restricted shares under the 2021 Omnibus Plan upon the approval of the 2021 Omnibus Plan by the Company’s stockholders. Under the Rodgers Employment Agreement, Mr. Rodgers is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate.  The agreement also provides for a $15,000,000 lump-sum cash bonus upon any change of control (as defined in the agreement) during the term of the agreement that does not involve a sale of the Company, or a bonus of 2% of the transaction value if the change of control is a Company Sale, and all unvested restricted shares will vest upon a change of control.  The term of the Rodgers Employment Agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the Company or Mr. Rodgers at least 30 days prior to the renewal date. Mr. Rodgers will receive the base salary due under the employment agreement for a period of 36 months after termination if terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Rodgers’ employment agreement contains certain non-competition covenants and confidentiality provisions.

On October 27, 2021, the Company and Richard Russell entered into an Amended and Restated Employment Agreement under which Mr. Russell will continue to serve as the Chief Financial Officer of the Company (the “Russell Employment Agreement”).  The Russell Employment Agreement provides for an annual base salary of $500,000, and it provides that Mr. Russell may be granted annual bonuses at the discretion of the Board of Directors and may participate in the Company’s equity incentive plans on the same terms as other senior executives.  The agreement also provides that, in consideration of the Company’s failure to make quarterly stock grants to Mr. Russell as provided in his prior employment agreement, the Company will grant to Mr. Russell 25,279 fully vested restricted shares under the 2021 Omnibus Plan upon the approval of the 2021 Omnibus Plan by the Company’s stockholders. Under the Russell Employment Agreement, Mr. Russell is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate.  The agreement also provides for a $10,000,000 lump-sum cash bonus upon any change of control (as defined in the agreement) during the term of the agreement that does not involve a sale of the Company, or a bonus of 2% of the transaction value if the change of control is a Company, an all unvested restricted shares will vest upon a change of control.  The term of the Russell  Employment Agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the Company or Mr. Russell at least 30 days prior to the renewal date. Mr. Russell will receive the base salary due under the employment agreement for a period of 36 months after termination if terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Russell’s employment agreement contains certain non-competition covenants and confidentiality provisions.

On October 27, 2021, the Company and Ryan Duran entered into an Employment Agreement under which Mr. Duran will serve as the Executive Vice President of Operations of the Company (the “Duran Employment Agreement”).  The Duran Employment Agreement provides for an annual base salary of $175,000, and it provides that Mr. Duran may be granted annual bonuses at the discretion of the Board of Directors and may participate in the Company’s equity incentive plans on the same terms as other senior executives.  The agreement provides that Mr. Duran is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate.  The term of the Duran Employment Agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the Company or Mr. Duran at least 30 days prior to the renewal date. Mr. Duran will be entitled to a lump sum severance payment of three times his base salary if he is terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Duran’s employment agreement contains certain non-competition covenants and confidentiality provisions.

The foregoing descriptions of the Rodgers Employment Agreement, Russell Employment Agreement, and Duran Employment Agreement are summary in nature and are qualified in their entirety by the full text of such agreements, which are attached as Exhibits 10.6, 10.7, and 10.8, respectively, to this Current Report on Form 8-K.

Stock Option Grants

On October 28, 2021, options to purchase 1,800,000 shares, 1,800,000 shares, and 175,000 shares of common stock were granted to Bruce Rodgers, Richard Russell, and Ryan Duran, respectively.  The options were granted under the 2021 Omnibus Plan, have an exercise price of $5.95 per share (the closing price of our common stock on October 27, 2021), and will not be exercisable unless our stockholders approve the 2021 Omnibus Plan within one year of the adoption of the Plan.  The options otherwise vest as to one-third of the option shares on the first anniversary of the date of grant and as to one-thirty sixth (1/36th) of the option shares on a monthly basis thereafter, provided that the executive is in continuous employment or service to the Company through the applicable vesting date.  Unvested options will vest on an accelerated basis upon a change of control of the Company (as defined in 2021 Omnibus Plan) or upon our common stock achieving a $12.00 closing price for ten consecutive trading days.  The options will expire 10 years from the date of grant and otherwise generally terminate early within 90 days after a termination of employment (or 12 months due to death or disability).

Also on October 28, 2021, options to purchase shares of our common stock were granted to our non-employee directors under the Non-Employee Director Compensation Program with respect to 12,605 shares of common stock for each of Andrew Graham, Fred Mills, and Doug McCree and 10,084 shares for each of Frank Silcox, Joel Rodgers, and Carollin Gould.  The options have an exercise price of $5.95 per share and will not be exercisable unless our stockholders approve the 2021 Omnibus Plan within one year of the adoption of the Plan.  The options otherwise vest as to one-half of the option shares on the 180th day after the date of grant and as to one-half of the option shares on the first anniversary of the grant date, provided that the director is in continuous service to the Company through the applicable vesting date.  Unvested options will vest on an accelerated basis upon a change of control of the Company (as defined in 2021 Omnibus Plan) or upon our common stock achieving a $12.00 closing price for ten consecutive trading days.  The options will expire 10 years from the date of grant and otherwise generally terminate early within 90 days after a termination of director service (or 12 months due to death or disability).

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the options to executive officers and non-employee directors as described in Item 5.02 above are and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did and does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, was made without any form of general solicitation to a sophisticated party, and was made with full access to any information requested regarding the Company, the Options, and the Common Stock.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	LM Funding America, Inc. 2021 Omnibus Incentive Plan
10.2	LM Funding America, Inc. Non-Employee Director Compensation Program
10.3	Form of Stock Option Award Agreement (2021 Omnibus Incentive Plan)
10.4	Form of Stock Option Award Agreement for executive officer option grants made on October 28, 2021
10.5	Form of Stock Option Award Agreement for non-employee directors
10.6	Amended and Restated Employment Agreement, dated October 27, 2021, with Bruce Rodgers
10.7	Amended and Restated Employment Agreement, dated October 27, 2021, with Richard Russell
10.8	Amended and Restated Employment Agreement, dated October 27, 2021, with Ryan Duran

EX-104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: November 1, 2021